UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2024
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Brandywine Realty Trust (the “Company”) was held on May 23, 2024. At the Annual Meeting, the Company’s shareholders voted on: (1) the election of seven trustees, each to serve for a term expiring at the 2025 annual meeting of shareholders and until his or her successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2024; and (3) a non-binding, advisory vote regarding the compensation of our named executive officers. The voting results on these proposals were as follows:

PROPOSAL 1. Election of Trustees to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reginald DesRoches	126,729,275	5,553,484	174,123	19,168,241
James C. Diggs	126,090,694	6,255,419	110,769	19,168,241
H. Richard Haverstick, Jr.	126,864,916	5,481,245	110,721	19,168,241
Terri A. Herubin(1)	116,170,420	16,179,864	106,598	19,168,241
Joan M. Lau	131,599,795	752,489	104,598	19,168,241
Charles P. Pizzi	124,008,314	8,340,873	107,695	19,168,241
Gerard H. Sweeney	131,179,469	974,347	303,066	19,168,241

(1) On May 3, 2024, Terri A. Herubin notified the Company of her resignation from the Company’s Board of Trustees, effective May 31, 2024, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2024.
PROPOSAL 2. Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for calendar year 2024.

Votes For	Votes Against	Abstentions
147,686,976	3,759,232	178,915

PROPOSAL 3. Advisory, non-binding vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,373,674	13,794,504	288,704	19,168,241

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: May 23, 2024